UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) March 14, 1997


                               GALEY & LORD, INC.
             (Exact name of registrant as specified in its charter)

                  DELAWARE                             56-1593207
       (State or other jurisdiction of               (IRS Employer
        incorporation or organization)             Identification No.)

980 Avenue of the Americas
New York, New York                                        10018
(Address of principal executive offices)                Zip Code

                                  212/465-3000
               Registrant's telephone number, including area code

                                 Not Applicable
Former name, former address and former fiscal year, if changed since last report.

Item 5.  Other Events.

Incorporated by reference herein and attached as an exhibit hereto is the press release of Galey & Lord, Inc. (the "Company") dated March 14, 1997, announcing that the Company's expected earnings for the March quarter 1997 will likely fall short of the average estimates that stock analysts have projected.





Exhibit
1.       Press Release of Galey & Lord, Inc., dated March 14, 1997.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Galey & Lord, Inc.
                                          (Registrant)





                                          /s/ Michael R. Harmon
                                          Michael R. Harmon
                                          Executive Vice-President,
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Accounting Officer),
                                          Treasurer and Secretary





March 21, 1997
   Date